Exhibit 99.1
For further information, please contact:
At Midwest Banc Holdings, Inc.: Daniel R. Kadolph, EVP/CFO (708) 450-6759
At Northwest Suburban Bancorp., Inc.: John G. Eilering, Chairman/CEO (847) 222-1112
MIDWEST BANC HOLDINGS, INC. TO BUY NORTHWEST SUBURBAN BANCORP., INC.
Mount Prospect National Bank to Merge Into Midwest Bank and Trust Company in a
Stock and Cash Transaction Valued at $139.8 Million;
Merger Creates 29-Branch Bank with $3.5 Billion in Assets
MELROSE PARK, IL—March 22, 2007—Midwest Banc Holdings, Inc. (NASDAQ: MBHI) and Northwest Suburban Bancorp., Inc. (NSB) today announced an agreement to merge Northwest Suburban Bancorp., Inc. into Midwest Banc Holdings, Inc., and Mount Prospect National Bank, Northwest Suburban’s bank subsidiary, will merge into Midwest Bank and Trust Company, creating a 29-branch bank with more than $3.5 billion in assets. John G. Eilering, Chairman and Chief Executive Officer of Northwest Suburban, will become Area President — Northwest of Midwest Bank and Steven Markovits will become an Executive Vice President of Midwest Bank.
“We are very pleased to welcome the Northwest Suburban employees and shareholders to the Midwest family. John G. Eilering and his management team and Board have built and run a strong organization with a solid record of asset quality and client service. Steven Markovits, President of Northwest Suburban Bancorp., Inc., looks forward to leading his team of corporate bankers as they join forces with Midwest. This acquisition exemplifies the type of combination anticipated in our growth strategy for the Chicago area,” said James J. Giancola, President and Chief Executive Officer of Midwest Banc Holdings, Inc. “Broader market coverage and increased convenience for our combined customer base are clear benefits of the transaction, as is the addition of talented and service-oriented commercial bankers. Northwest Suburban’s team of banking professionals is probably the most valuable feature of this transaction. As part of the transaction, we will enter into retention arrangements with the executive management team of Northwest Suburban through Midwest’s long term incentive compensation plans.”
“We also anticipate a further reduction in construction loans as a percentage of total loans as we merge the two banks,” Giancola added. “Midwest Bank has a long history of outstanding service in commercial real estate lending. Northwest Suburban has a substantial and growing base of commercial and industrial customers. Coupled with the acquisition of Royal American Corporation, we have significantly broadened our capabilities in commercial and industrial lending to owner operators.”
The $139.8 million purchase of Northwest Suburban Bancorp., Inc. will include common shares of Midwest Banc Holdings and cash. Northwest Suburban shareholders may elect to exchange each share held for either cash, or shares of Midwest Banc Holdings, equating to $42.75, although elections may be subject to pro-ration if the results of aggregate elections differ from the prescribed cash-stock split of 55%/45%. The actual exchange ratio in the merger will be calculated based upon the volume weighted average price of Midwest Banc Holdings’ common shares over the 30 trading day period ending on the third trading day before closing, subject to certain limitations described in the definitive agreement, not to exceed 2.4551 or be less than 2.0087 shares of Midwest Banc Holdings for each share of Northwest Suburban. Based upon the volume weighted average price of Midwest Banc Holdings’ common shares over the 30 trading day period ending on March 20, 2007 of $19.3479, approximately 3.25 million common shares of Midwest Banc Holdings would be issued in the merger at an exchange rate of 2.20954 shares of Midwest Banc Holdings for each share of Northwest Suburban. The transaction is expected to close in late-2007, pending approval by applicable regulatory agencies and the Northwest Suburban shareholders. Northwest Suburban’s board of directors and senior officers, who own or control approximately 18% of outstanding shares, have committed to vote in favor of the deal.
The acquisition will make Midwest Bank the 18th largest bank in the Chicago area, based on deposits. “It will fill in the geographic footprint of Midwest in the northwest suburbs,” Giancola noted. Northwest Suburban’s branch locations in Des Plaines, Lakemoor, Lake Zurich, Mount Prospect and North Barrington provide a complementary footprint for Midwest Bank branches in northwest Cook and McHenry Counties. Midwest Bank will operate a total of 29 branches in Cook, DuPage, Kane, Lake, and McHenry counties.
“Our combined footprint would increase both our total coverage and the depth of services available in the northwest suburban markets that both banks serve today,” Giancola said. “Both banks manage a relatively high level of deposits per branch—approximately $82 million for Midwest Bank and $90 million at Northwest Suburban.”
In 2006, Northwest Suburban recorded net income of $5.3 million, yielding a return on average assets of 1.03% and a return on average equity of 12.30%. As of December 31, 2006, commercial and industrial lending made up approximately 20% of the $424.9 million loan portfolio, while transaction, money market and savings accounts made up 36% of the $451.5 million in total deposits.
Midwest Banc Holdings expects to incur approximately $875,000 (net of tax) in restructuring costs as the two banks are integrated, yielding annualized cost reductions of approximately $1.3 million (net of tax) for the combined organizations. Restructuring costs would likely be recognized in the first quarter following the close of the transaction. Current projections indicate that the transaction will be accretive to earnings in the first 12 months following the close.
“We anticipate a smooth integration process and a substantial benefit from the talented people who will be joining our organization,” Giancola said.
“In nine and a half years, Northwest Suburban Bancorp., Inc. has built a great organization and joining Midwest Bank’s family makes it an even better company. By expanding our branch network to 29 offices and 32 ATMs, we are enhancing services to our good customers.

Expanding our capital base for our corporate customers will also allow us to provide greater credit services. With our new partners, we will also be able to benefit from their high quality trust and investment services,” said John G. Eilering, Chairman and Chief Executive Officer of Northwest Suburban Bancorp., Inc. “I am personally excited about working with the staff at Midwest Bank,” he added.
James J. Giancola, President and Chief executive Officer of Midwest Banc Holdings, Inc. and John G. Eilering, Chairman and Chief Executive Officer of Northwest Suburban Bancorp., Inc., will discuss details of the pending transaction on a webcast conference call Friday, March 23, 2007, at 12 p.m. Eastern, 11 a.m. Central time. They will be joined on the call by senior officers of both companies.
Interested parties wishing to participate in the interactive portion of the call can dial in at (877) 407-0778 or (201) 689-8565 for international calls. The live webcast can be accessed at www.midwestbanc.com, and will be available for replay on that website through March 29, 2007. The audio replay may be accessed through June 22, 2007 at (877) 660-6853 or (201) 612-7415 for international calls, account number 286, conference ID number 235597.
Friedman, Billings, Ramsey & Co., Inc., Ryan Beck & Co. and Lewis, Rice & Fingersh, LC advised Midwest Banc Holdings, Inc. on this transaction. Hovde Financial, Inc. and Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLP advised Northwest Suburban Bancorp., Inc.
ABOUT MIDWEST BANC HOLDINGS, INC.
Midwest Banc Holdings, Inc. provides a wide range of retail and commercial lending services, personal and corporate trust services, residential mortgage origination, and securities and insurance brokerage activities throughout the greater Chicago metropolitan area. The company’s principal operating subsidiaries are Midwest Bank and Trust Company; Midwest Financial and Investment Services, Inc.; Midwest Bank Insurance Services, LLC; and Royal American Investment Services, Inc.
Midwest Bank and Trust Company was established in 1959 in Elmwood Park, Illinois to provide community and commercial banking services to individuals and businesses in the western suburbs of Chicago. Today, the $2.9 billion bank operates from 24 branches in Cook, DuPage, Kane, Lake, and McHenry counties. For more information, please visit: www.midwestbank.com.
ABOUT NORTHWEST SUBURBAN BANCORP., INC.
The company’s principal operating subsidiary Mount Prospect National Bank was founded in 1997 as an institution dedicated to serving privately owned and closely held businesses and their teams of executives. Today, the bank operates five branches in Cook, Lake, and McHenry counties, with total assets in excess of $535 million.

Mount Prospect National Bank has established a strong track record of success by emphasizing long-term relationships with both owner-operated businesses and individuals. The bank seeks to establish deep relationships with clients by offering a broad array of customized services and an above-average frequency of contact with its customers. For more information, please visit www.mpnb.com.
Information about Midwest Banc Holdings and Northwest Suburban
In connection with the proposed acquisition of Northwest Suburban by Midwest Banc Holdings, Midwest Banc Holdings will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of Midwest Banc Holdings’ common stock to be issued to the shareholders of Northwest Suburban. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Northwest Suburban seeking their approval of the proposed transaction.
WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MIDWEST BANC HOLDINGS, NORTHWEST SUBURBAN AND THE PROPOSED TRANSACTION.
Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request to:
•	Midwest Banc Holdings, Inc. (Phone: 708-865-1053; Mail: Chief Financial Officer, Midwest Banc Holdings, Inc., 501 W. North Avenue, Melrose Park, Illinois 60160)

•	Northwest Suburban Bancorp., Inc.. (Phone: 847-222-1112; Mail: Investor Relations Department, 50 N. Main St., Mount Prospect, Illinois 60056)
Midwest Banc Holdings, Northwest Suburban and their respective directors, executive officers, and certain other members of management may be deemed to be participants in the solicitation of proxies from the shareholders of Northwest Suburban in connection with the merger transaction. For information about Midwest Banc Holdings’ directors, executive officers and members of management, shareholders are asked to refer to the most recent proxy statement issued by Midwest Banc Holdings, which is available on its web site and at the address provided in the preceding paragraph. Information regarding Northwest Suburban’s directors, executive officers and members of management and their respective interests in the proposed transaction will be available in the proxy statement/prospectus of Midwest Banc Holdings and Northwest Suburban described above and other relevant materials to be filed with the Securities and Exchange Commission.

Forward-Looking Statements
This press release contains comments and information that constitute “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this press release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Midwest Banc Holdings with the Securities and Exchange Commission. When used in this press release, the words “anticipate,” “can,” “would,” “expect,” “projection,” “indicate,” “will,” “likely,” “to be,” and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. Midwest Banc Holdings does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

TRANSACTION SUMMARY

Total Purchase Price:	$139.8 million
Price to Fully Diluted Book Value:	282.63%
Price to Fully Diluted Tangible Book Value:	290.85%
Price to LTM Earnings:	26.22x
Price to 2007 Estimated Earnings:	23.31x
Deal Price to Assets:	26.12%
Core Deposit Premium	36.75%
Anticipated Annual Cost Savings, after-tax:	$1.3 million
Anticipated Restructuring Costs, after-tax:	$875,000
Pro Forma Tangible Equity/Tangible Assets	5.24%
Consideration:	45% Stock; 55% Cash
Exchange Ratio	Floating with 10% Collar
Pro Forma Ownership MBHI:	89%
Pro Forma Ownership NSB:	11%
•	Contingencies:
•	Regulatory approval from both federal and state agencies.

•	Approval by a majority of Northwest Suburban Bancorp., Inc. shareholders. Directors and officers own or control approximately 18% of the company’s shares and have committed to voting in favor of the transaction.
•	Timing:
•	Transaction is likely to close in late-2007.
•	Related terms:
•	Termination fee of $5.6 million payable if Northwest Suburban terminates and termination fee of $10.0 million if Midwest Banc Holdings terminates.

EXPANDED GEOGRAPHIC FOOTPRINT

Waukegan
120
45
Mchenry
Lake
83
Buffalo Grove
Palatine
53
90
294
94
Glenview
Mount Prospect
Hoffman Estates
Schaumburg
Evanston
Elgin
Des Plaines
Skokie
Hanover Park
Park Ridge
190
Cook
Kane
Carol Stream
Elmhurst
355
Lombard
Oak Park
290
Wheaton
Dupage
Berwyn
Cicero
Chicago
88
55
Naperville
Aurora
Oak Lawn
Will
Bolingbrook
0
12.5mi

Copyright (C) 2006 SNL Financial LC. All rights reserved

•	29 branches in Cook, DuPage, Kane, Lake and McHenry counties

•	Combined bank pro-forma:
•	18th largest bank in Illinois (in deposits)

•	$3.5 billion in assets

•	$2.4 billion of loans

•	$2.4 billion of deposits
•	Complimentary corporate cultures

•	Community banking model

•	Small-to-mid-size companies

•	Local, in-market relationships

DEPOSIT MIX

	MBHI	MBHI	NSB	Pro Forma
December 31,	2005	2006	2006	2006
Noninterest-bearing DDAs	10.4%	14.1%	13.8%	14.1%
Interest-bearing DDAs	10.2%	8.2%	6.3%	7.9%
Money Market & Savings	20.2%	19.3%	16.1%	18.7%
Retail CDs	49.3%	36.9%	19.1%	33.5%
CDs > $100,000	9.9%	21.5%	44.7%	25.8%

Total Deposit (%)	100.0%	100.0%	100.0%	100.0%
Total Deposit (in millions)	$1,523	$1,958	$451	$2,409
LOAN MIX

	MBHI	MBHI	NSB	Pro Forma
December 31,	2005	2006	2006	2006
Commercial	14.9%	19.4%	20.5%	19.6%
Construction	26.6%	21.8%	11.4%	19.9%
Commercial real estate	36.8%	39.0%	51.3%	41.3%
Consumer
Home equity	8.5%	7.6%	10.8%	8.2%
Other consumer	0.3%	0.5%	0.8%	0.5%

Total consumer	8.8%	8.1%	11.6%	8.7%
Residential mortgage	12.9%	11.7%	5.2%	10.5%

Total loans, gross (%)	100.0%	100.0%	100.0%	100.0%
Total loans, gross (in millions)	$1,351	$1,947	$425	$2,372

Owner occupied	28%	37%	75%	41%
ASSET QUALITY

	MBHI	MBHI	NSB	Pro Forma*
December 31,	2005	2006	2006	2006
Nonaccruing loans/total loans	0.59%	2.20%	0.12%	1.83%
Nonperforming assets/total assets	0.83%	1.55%	0.09%	1.30%
Net charge-offs/average loans	0.09%	0.59%	-0.07%	0.47%
Allowance/total loans	1.32%	1.19%	1.36%	1.22%
Provision for loan losses/total loans	0.19%	0.62%	0.00%	0.51%

*	The amount of NSB’s allowance to be retained has yet to be determined.